SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : October 25, 2001

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-HE8)



              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-49820-18                13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-HE8 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Calmco Servicing L.P., as servicer and special servicer, Old Kent Mortgage Company, as servicer, and The Chase Manhattan Bank, as trustee.

     On October 25, 2001 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein


Date:  December 4, 2001           By:   /s/ Thomas M. Britt
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2001

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificateholders
                                October 25, 2001


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                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1      104,222,000.00     86,551,491.04      3,889,631.37        468,099.31     4,357,730.68     0.00    0.00      82,661,859.67
A2      223,247,000.00    181,183,691.53      7,492,921.30        451,638.10     7,944,559.40     0.00    0.00     173,690,770.23
M1       21,831,000.00     21,831,000.00              0.00         61,149.54        61,149.54     0.00    0.00      21,831,000.00
M2       17,085,000.00     17,085,000.00              0.00         52,838.92        52,838.92     0.00    0.00      17,085,000.00
B        13,288,500.00     13,288,500.00              0.00         56,047.02        56,047.02     0.00    0.00      13,288,500.00
R                50.00              0.00              0.00              0.00             0.00     0.00    0.00               0.00
P                 0.00              0.00              0.00        287,088.14       287,088.14     0.00    0.00               0.00
X                 0.00              0.00              0.00      1,572,978.53     1,572,978.53     0.00    0.00               0.00
TOTALS  379,673,550.00    319,939,682.57     11,382,552.67      2,949,839.56    14,332,392.23     0.00    0.00     308,557,129.90
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-------------------------------------------------------------------------------------------------      ----------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------      ----------------------------
                    BEGINNING                                                         ENDING                         CURRENT
CLASS     CUSIP     PRINCIPAL          PRINCIPAL      INTEREST       TOTAL           PRINCIPAL         CLASS     PASS-THRU RATE
------------------------------------------------------------------------------------------------      ----------------------------
A1     22540AB49     830.45317726    37.32063643    4.49136756     41.81200399     793.13254083        A1         6.490000 %
A2     22540AB56     811.58399230    33.56336838    2.02304219     35.58641057     778.02062393        A2         2.991250 %
M1     22540AB64   1,000.00000000     0.00000000    2.80104164      2.80104164   1,000.00000000        M1         3.361250 %
M2     22540AB72   1,000.00000000     0.00000000    3.09270822      3.09270822   1,000.00000000        M2         3.711250 %
B      22540AB80   1,000.00000000     0.00000000    4.21770854      4.21770854   1,000.00000000        B          5.061250 %
R      22540AB98       0.00000000     0.00000000    0.00000000      0.00000000       0.00000000        R          2.991250 %
TOTALS               842.67045353    29.97984102    7.76941022     37.74925124     812.69061250
-------------------------------------------------------------------------------------------------      ----------------------------

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IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
             The Chase Manhattan Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase
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                                        -6-

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificateholders
                               October 25, 2001
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.04 (a)(i)
                     Principal Remittance Amount                                11,374,919.35
                          Scheduled Principal Payments                             164,629.62
                          Principal Prepayments                                 11,210,289.73
                          Repurchase Principal                                           0.00
                          Substitution Amounts                                           0.00
                          Net Liquidation Proceeds                                       0.00

                     Principal Distributions to the Noteholders
                          Class A1                                               3,889,631.37
                          Class A2                                               7,492,921.30
                          Class M1                                                       0.00
                          Class M2                                                       0.00
                          Class B                                                        0.00


Sec. 4.04 (a) (ii)
                     Interest Remittance Amount                                  2,774,670.61

                     Interest Distributions to the Noteholders

                         Class A1 Current Interest Amount                          468,099.31
                         Class A2 Current Interest Amount                          451,638.10
                         Class M1 Current Interest Amount                           61,149.54
                         Class M2 Current Interest Amount                           52,838.92
                         Class B Current Interest Amount                            56,047.02

                         Class A1 Carryforward Interest Amount                           0.00
                         Class A2 Carryforward Interest Amount                           0.00
                         Class M1 Carryforward Interest Amount                           0.00
                         Class M2 Carryforward Interest Amount                           0.00
                         Class B Carryforward Interest Amount                            0.00



Sec. 4.04 (a)(iii)
                         Total Principal Shortfall Allocation                            0.00
                         Total Interest Shortfall Allocation                             0.00

Sec. 4.04 (a)(iv)
                     Class Principal Balance
                          Class A1 Principal Balance                            82,661,859.67
                          Class A2 Principal Balance                           173,690,770.23
                          Class M1 Principal Balance                            21,831,000.00
                          Class M2 Principal Balance                            17,085,000.00
                          Class B Principal Balance                             13,288,500.00

Sec. 4.04 (a)(v)
                     Aggregate Collateral Balance                              316,150,604.49

Sec. 4.04 (a)(vi)
                     Servicing Fees                                                136,472.15
                     GEMICO PMI Fees                                               104,285.88




                                                -7-

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificateholders
                               October 25, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Sec. 4.04 (a)(vii)
                     Pass-Through Rate for each Class of LIBOR Certificates
                           Class A2 Pass-Through Rate                                    2.99
                           Class M1 Pass-Through Rate                                    3.36
                           Class M2 Pass-Through Rate                                    3.71
                           Class B Pass-Through Rate                                     5.06
Sec. 4.04 (a)(viii)
                     Current Advances                                                    0.00
                     Aggregate Advances                                                  0.00
Sec. 4.04 (a)(ix)
                     Loans in Delinquency
                    -------------------------------------------------------------------------
                                            Group Totals
                    -------------------------------------------------------------------------
                                                             Principal
                    Category              Number             Balance               Percentage
                    1 Month                 196           18,213,827.62              5.76 %
                    2 Month                  56            5,651,713.95              1.79 %
                    3 Month                  39            3,997,287.65              1.26 %
                     Total                  291           27,862,829.22              8.81 %
                    -------------------------------------------------------------------------


                     Loans in Foreclosure
                    -------------------------------------------------------------------------
                                                Group Totals
                    -------------------------------------------------------------------------
                                                    Principal
                               Number               Balance                Percentage
                                141             12,613,435.43                 3.99 %
                     -------------------------------------------------------------------------



Sec. 4.04 (a)(x)
                     Number of Loans with Respect to which
                        Prepayment Penalties were Collected                               62
                     Balance of Loans with Respect to which
                        Prepayment Penalties were Collected                     7,457,280.82
                     Amount of Prepayment Penalties Collected                     287,088.14
                     Number of Total Payoffs                                              93
                     Balance of Total Payoffs                                  10,921,431.06

Sec. 4.04 (a)(xi)
                     Rolling Three Month Delinquency Rate                         0.077324 %


Sec. 4.04 (a)(xii)
                     REO Loans
                             Number of REO Loans                                           7
                             Balance of REO Loans                                 622,659.83

                     Bankruptcy Loans
                             Number of Bankruptcy Loans                                   49
                             Balance of Bankruptcy Loans                        4,181,489.64

Sec. 4.04 (a)(xiii)
                     Aggregate Amount of Realized Losses
                        for the Preceding Calendar Month                                          7,633.31
                     Aggregate Amount of Realized Losses
                        through the Distribution Date                                             7,633.31

Sec. 4.04 (a)(xiv)
                     Weighted Average Loan Rate for the related Collection Period                10.665703
                     Weighted Term to Maturity for the related Collection Period                      0.00

                     Beginning Aggregate Collateral Balance                                 327,533,157.15
                     Ending Aggregate Collateral Balance                                    316,150,604.49

                     Overcollateralization Amount (Beginning)                                 7,593,474.58
                     Overcollateralization Amount
                        (Immediately Following the Payment Date)                              7,593,474.58
                     Targeted Overcollateralization Amount                                    7,593,474.58
                     Overcollateralization Release Amount                                             0.00
                     Overcollateralization Deficiency Amount                                          0.00


                                                -8-